UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2020

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	EYEG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 21, 2020, EyeGate Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on December 18, 2020, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”), by and among the Company and the Sellers named therein (the “Sellers”). Pursuant to the Purchase Agreement, the Company acquired 100% of the outstanding equity interests of Panoptes Pharma Ges.m.b.H. (“Panoptes”) and Panoptes became a wholly-owned subsidiary of the Company. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Panoptes and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Panoptes as of and for the years ended December 31, 2019 and 2018 and the notes related thereto are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The unaudited financial statements of Panoptes as of and for the nine months ended September 30, 2020 and the notes related thereto are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Panoptes, which include a pro forma condensed combined balance sheet as of September 30, 2020 and pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 and the notes related thereto, are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits.

The Company hereby files the following exhibits:

23.1	Consent of Diligence Wirtschaftsprüfungs- und Steuerberatungsgesellschaft mbH, independent audit firm for Panoptes Pharma Ges.m.b.H.

99.1	Audited financial statements of Panoptes Pharma Ges.m.b.H. as of and for the years ended December 31, 2019 and 2018 and the notes related thereto.

99.2	Unaudited financial statements of Panoptes Pharma Ges.m.b.H. as of and for the nine months ended September 30, 2020 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of EyeGate Pharmaceuticals, Inc. and Panoptes Pharma Ges.m.b.H., including pro forma condensed combined balance sheet as of September 30, 2020 and pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Franz Obermayr
Franz Obermayr
Acting Chief Executive Officer

Date: March 5, 2021

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